NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

NUMBER

GLOBALWISE INVESTMENTS, INC.

SHARES

AUTHORIZED COMMON STOCK: 32,590,850 SHARES
PAR VALUE: $0.001

CUSIP NO. 37938V 20 9

THIS CERTIFIES THAT

SAMPLE

IS THE RECORD HOLDER OF

Shares of GlobalWise Investments, Inc. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

GLOBALWISE INVESTMENTS, INC. CORPORATE Seal NEVADA

PRESIDENT

Countersigned:
Standard Registrar & Transfer Company, Inc.
12528 South 1840 East
Draper, Utah 84020

By ____________________
Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — Custodian
(Cust) (Minor)
under Uniform Gifts to Minors
Act..
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

____

____

____ Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

Signature ______________________________

____

NOTICE: The signature in this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature Guaranteed By: ______________________________

(Please have signature guaranteed by a National Bank through its officer or by a member firm of a major stock exchange.)